INDEPENDENT AUDITORS' REPORT

Board Of Directors	January 11, 2000
Tele Special.Com
Las Vegas, Nevada

I have audited the Balance Sheet of Tele Special.Com, (A Development Stage Company), as of December 31, 1999, and the related Statements of Operations, Stockholders' Equity and Cash Flows for the period November 3, 1999, (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. My responsibility i to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tele Special.Com, (A Development Stage Company), at December 31, 1999, and the results of its operations and cash flows for the period November 9, l999, (inception) to December 31, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 83 to the financial statements, the Company has no established source of revenue. This raises substantial doubt about its ability to continue a~ a going concern. Management's plan in regard to these matters are also described in Note #3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Barry Friedman
Barry L. Friedman
Certified Public Accountant


TELE SPECIAL.COM
(A DEVELOPMENT STAGE COMPANY)
DECEMBER 31, 1999



BALANCE SHEET
ASSETS

CURRENT ASSETS                            $0
                                          ---
TOTAL CURENT ASSETES                      $0
                                          ---
OTHER ASSETS                              $0
                                          ---
TOTAL OTHER ASSETS                        $0
                                          ---
TOTAL ASSETS                              $0
                                          ===



LIABILITIES ND STOCKHOLDERS EQUITY

CURRENT LIABILITIES
Officers Advance (Note 6)                 $305
                                          ----
TOTAL CURRENT LIABILITIES                 $305
                                          ----
STOCKHOLDERS' EQUITY
Perferred stock, $.001 par value
authorized 5,000,000 shares
issued and outstanding at
December 31, 1999-None                      $0

Common stock, $.001 par value,
authorized value 20,000,000 shares;
issued and outstanding at
December 31, 1999-5,000,000 shares       $5000

Additional Paid in Capital                   0

Deficit accumulated during
development stage                       ($5305)
                                        -------
TOTAL STOCKHOLDERS EQUITY                ($305)
                                        -------
TOTAL LIABILITIES AND STOCKHOLDERS
EQUITY                                      $0
                                        =======
The accompanying notes are an intregal part of these financial statements.


TELE SPECIAL.COM
(A DEVELOPMENT STAGE COMPANY)
NOVEMBER 9, 1999 (Inception) to December 31, 1999


STATEMENT OF OPERATIONS

INCOME
Revenue                                   $0
                                          -----

EXPENSE
Services                                  $5000
General and Administrative                $305
                                          -----
TOTAL EXPENSES                            $5305
                                          -----
NET LOSS                                  $5305
                                          =====
Net Loss per share                        ($.0011)

Weighted average
Number of common shares outstanding       5,000,000
                                          =========
The accompanying notes are an intregal part of these financial statements.


TELE SPECIAL.COM
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLERS EQUITY


                                                          Deficit
                                                          Accumulated
                                            Additional    During
                             Common Stock   Paid-in       Development
                            Shares  Amount  Capital       Stage
November 9, 1999
issued for services         5,000000  $5,000    $0            $0

Net loss, November
9, 1999 (inception)
to december 31, 1999                                         ($5305)
                            --------  ------    --           -------
Balance
December 31, 1999           5,000,000 $5,000    $0           ($5305)
                            ========= ======    ==           =======


TELE SPECIAL.COM
(A DEVELOPENT STAGE COMPANY)


Cash flows from Operating Activities
Net Loss                                  ($5,305)
Issue Common Stock for Services            $5,000

Cash Flows fron Investing Activities

Changes in assets and Liabilities
Officers advances                            $305

Cash flows from Financing Activities            0
                                         --------
Net Increase in Cash                           $0

Cash, Beginning of Period                      $0
                                         --------
Cash, End of Period                            $0
                                         ========
The accompanying notes are an intregal part of these financial statements.

TELE SPECIAL.COM
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 1339

NOTES 1 - HISTORY AND ORGANIZAITION OF THE COMPANY

The Company was organized November 9, 1999, under the laws of the State of Nevada, as Tele Special. Com. The Company currently has no operations and, in accordance with SFAS #7, is considered a development stage company.

On November 9, 1999, the Company issued 5,000,000 shares of its
S.OO1 par value common stock for services of $5,000.00.

NOTE 2 - ACCOUNTING POLICIES AND PROCEDURES

Accounting policies and procedures have not been determined except as follows:

1. The Company uses the accrual method of accounting.



2. Earnings per share is computed using the weighted average number of common shares outstanding.

3. The Company has not yet adopted any policy regarding payment of dividend. No dividends have been paid since inception.

4. In April 1998, the American Institute of Certified Public
Accountants issued Statement of Position 98-5 ("SOP 98-511), Reporting on the Costs of Start-Up Activities" which provides guidance on the financial reporting of start-up cost~ and organization costs. It require~ costs of start-up activities and organization costs to be expensed as incurred. SOP 98-5 is effective for fiscal year~ beginning after December 15, 1998, with initial adoption reported as the cumulative effect of a change in accounting principle. With the adoption of SOP 98-5, there has been little or no effect on the Company's financia1 statements.

NOTE 3 - GOING CONCERN

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has no current source of revenue. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. It is management's plan to seek additional capital through a merger with an existing operating company


TELE SPECIAL.COM
(A Development Stage Company)
NOTES TO FINANCIAL SIATEMENIS CONTINUED
December 31, 1999

NOTE 4 - WARRANTS AND OPTIONS

There are no warrants or options outstanding to issue any additional shares of common or preferred stock of the Company.

NOTE 5 - RELAIED PARTY TRANSACTION

The Company neither owns or lease any real or personal property.
Office services are provided without charge by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The of factors and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in electing between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflict.

NOTE 6 - OFFICERS ADVANCES

While the Company is seeking additional capital through a merger with an existing operating company, an officer of the Company has advanced funds on behalf of the Company to pay for any costs incurred by it. These funds are interest free.

BARRY L. ERIEDMAN, P.C.

Certified Public Accountant

	1582 TULITA DRIVE	OFFICE (70Z) 361-8414
	LAS VEGAS, NEVADA 89123	FAX NO. (702l 896-0278

CONSENT OF INDEPENDENT AUDITORS

To Whom It May Concern:

January 12, 2000

The firm of Barry L. Friedman, P.C., Certified Public
Accountant consents to the inclusion of their report of January 11,2000, on the Financial Statements of Tele Special.com, as of December 31, l999, in any filings that are necessary now or in the near future with the U.S. Securities and Exchange Commission.

Very truly yours,
/s/ Barry Friedman
Barry L. Friedman
Certified Public Accountant